UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 17, 2003

CNS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-16612	41-1580270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. BOX 39802
Minneapolis, MN	55439
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 229-1500

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12. Disclosure of Results of Operations and Financial Condition).

        Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, CNS, Inc. hereby furnishes a press release, issued on July 17, 2003, disclosing material non–public information regarding its results of operations for the quarter ended June 30, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNS, INC. By /s/ Marti Morfitt ——————————————— Marti Morfitt President and Chief Executive Officer

Dated: July 17, 2003